UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	January 12, 2004

MGIC Investment Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

MGIC Plaza, 250 East Kilbourn Avenue
Milwaukee, Wisconsin 53202

(Address of principal executive offices including zip code)

(414) 347-6480

(Registrant’s telephone number)

SIGNATURES
INDEX TO EXHIBITS
EX-99 Press Release

Item 7.   Financial Statements and Exhibits

(c)	Exhibits

Pursuant to General Instruction B.6 to Form 8-K, the Company’s January 12, 2004 press release is furnished as Exhibit 99 and is not filed.

Item 12.  Results of Operations and Financial Condition

The Company has released for issuance on January 12, 2004 a press release announcing its results of operations for the quarter ended December 31, 2003 and certain other information. The press release is furnished as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: Janauary 12, 2004	By:	\s\ Joseph J. Komanecki

Joseph J. Komanecki
Senior Vice President, Controller and
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99	Press Release dated January 12, 2004. (Pursuant to General Instruction B.6 to Form 8-K, this press release is furnished and is not filed.)